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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 26, 2004


                              PLATO LEARNING, INC.
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             (Exact name of Registrant as specified in its charter)


Delaware                                               0-20842                                          36-3660532
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(State or other jurisdiction                  (Commission File Number)                            (I.R.S. Employer
of incorporation)                                                                           Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                                                                  55437
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(Address of principal executive offices)                                                                (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 7.01. REGULATION FD DISCLOSURE.

On August 26, 2004, we held our regularly scheduled conference call with the investment community to discuss our third quarter 2004 financial results. A transcript of our prepared remarks for this conference call is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Transcript of prepared remarks for our Third Quarter 2004 Earnings Release conference call.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on August 26, 2004.


                                              PLATO LEARNING, INC.

                                              By  /s/ Gregory J. Melsen
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                                                  Gregory J. Melsen
                                                  Chief Financial Officer




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